UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2012

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2012, TranSwitch Corporation (the “Company”) entered into an At Market Issuance Sales Agreement (the “Agreement”) with MLV & Co. LLC (“MLV”), pursuant to which the Company may issue and sell shares of its common stock, $0.001 par value per share, having an aggregate offering price of up to $10,000,000 (the “Shares”) from time to time through MLV (the “Offering”). Also on February 10, 2012, the Company filed a prospectus supplement with the Securities and Exchange Commission in connection with the Offering (the “Prospectus Supplement”).

Upon delivery of a placement notice and subject to the terms and conditions of the Agreement, MLV may sell the common stock by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on The NASDAQ Capital Market, on any other existing trading market for the common stock or to or through a market maker. With the Company’s prior written approval, MLV may also sell the common stock by any other method permitted by law, including in privately negotiated transactions. The Company or MLV may suspend or terminate the offering of common stock upon notice and subject to other conditions. Unless otherwise terminated pursuant to the terms of the Agreement, the Agreement automatically terminates upon the earlier to occur of the three-year anniversary of the date hereof, or the issuance and sale of all of the Shares. MLV will act as sales agent on a commercially reasonable best efforts basis consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of NASDAQ.

The Company will pay MLV a commission equal to 3.0% of the gross sales price per share sold. The Company has agreed to provide indemnification and contribution to MLV against certain civil liabilities, including liabilities under the Securities Act.

The foregoing summary of the material terms of the Agreement is qualified by reference to the full text of the Agreement, which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pierce Atwood LLP, counsel to the Company, has issued an opinion to the Company, dated February 10, 2012, regarding the legality of the Shares. A copy of the opinion as to legality is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The shares of common stock to be sold under the Agreement are registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-162609) and the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 7.01 Regulation FD Disclosure.

On February 10, 2012, the Company issued a press release entitled “TranSwitch Corporation Announces At-The-Market Issuance Program.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

The Exhibits included as part of this Current Report on Form 8-K are listed in the Exhibit Index that follows. The Exhibit Index and the Exhibits listed therein are incorporated herein by this reference.

(d) Exhibits.

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement, dated as of February 10, 2012, by and between the Company and MLV & Co. LLC

5.1	Opinion of Pierce Atwood LLP

23.1	Consent of Pierce Atwood LLP (included in Exhibit 5.1)

99.1	Press Release dated February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

February 10, 2012	By:	/s/ Robert A. Bosi
Name: Robert A. Bosi
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement, dated as of February 10, 2012, by and between the Company and MLV & Co. LLC

5.1	Opinion of Pierce Atwood LLP

23.1	Consent of Pierce Atwood LLP (included in Exhibit 5.1)

99.1	Press Release dated February 10, 2012